Exhibit 10.2

AMENDMENT NUMBER FIVE
to the
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
dated as of April 3, 2023
between
BARCLAYS BANK PLC
and
NATIONSTAR MORTGAGE LLC
This AMENDMENT NUMBER FIVE (this “Amendment”) is made as of June 28, 2024, by and between Barclays Bank PLC (“Lender”) and Nationstar Mortgage LLC (“Borrower”), to that certain Amended and Restated Loan and Security Agreement, dated as of April 3, 2023, as amended by Amendment Number One, dated as of May 11, 2023, Amendment Number Two, dated as of June 23, 2023, Amendment Number Three, dated as of October 6, 2023 and Amendment Number Four, dated as of March 29, 2024 (as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and between Lender and Borrower.
WHEREAS, Lender and Borrower have agreed to amend the Agreement as more particularly set forth herein.
    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Amendment. Effective as of the Effective Date (as hereinafter defined), the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto. The parties hereto further acknowledge and agree that Exhibit A constitutes the conformed Agreement as amended and modified by the terms set forth herein.
SECTION 2.Fees and Expenses. Borrower agrees to pay to Lender all fees and out of pocket expenses incurred by Lender in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Lender incurred in connection with this Amendment, in accordance with Section 3.03 of the Agreement.
SECTION 3.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.
SECTION 4.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the day (the “Effective Date”) when Borrower shall have paid or delivered, as applicable, to Lender all of the following fees, expenses, documents and instruments, each of which shall be in form and substance acceptable to Lender:

(a)    all accrued and unpaid fees and expenses owed to Lender in accordance with the Facility Documents, in each case, in immediately available funds, and without deduction, set-off or counterclaim;
(b)    a copy of this Amendment duly executed by each of the parties hereto; and
(c)    any other documents reasonably requested by Lender on or prior to the date hereof.
SECTION 5.Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
SECTION 6.Representations. In order to induce Lender to execute and deliver this Amendment, Borrower hereby represents to Lender that as of the date hereof, (i) Borrower is in full compliance with all of the terms and conditions of the Facility Documents and remains bound by the terms thereof, and (ii) no default or event of default has occurred and is continuing under the Facility Documents.
SECTION 7.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH, GOVERNED BY AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL BE APPLICABLE).
SECTION 8.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code, in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm of otherwise verify the validity or authenticity thereof. The original documents shall be promptly delivered, if requested.

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.
BARCLAYS BANK PLC,
as Lender

By: /s/ Grace Park
Name: Grace Park
Title: Managing Director
NATIONSTAR MORTGAGE LLC,
as Borrower
By: /s/ Lola Akibola
Name: Lola Akibola
Title: SVP & Treasurer

EXHIBIT A